UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2009

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Indiana	0-20625	35-1898425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana	46240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

REITWeek 2009: NAREIT’s Investor Forum.

At the REITWeek 2009: NAREIT’s Investor Forum to be held between June 3, 2009 and June 5, 2009, officers of Duke Realty Corporation (the “General Partner”), the general partner of Duke Realty Limited Partnership (the “Operating Partnership”) will participate in one-on-one sessions with analysts and investors. An archive of the slide presentation to be referred to during the REITWeek 2009: NAREIT’s Investor Forum sessions will be available on the General Partner’s Investor Relations website at http://investor.dukerealty.com/phoenix.zhtml?c=60691&p=irol-presentations for a period of 12 months following the presentations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its sole general partner

By:	/s/ Christie B. Kelly
Christie B. Kelly Executive Vice President and Chief Financial Officer

Dated: June 3, 2009